UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2024

PRIMIS FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1676 International Drive, Suite 900
McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
COMMON STOCK	FRST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Notification of Late Filing on Form 12b-25 filed on March 18, 2024, Amendment No. 1 filed April 1, 2024, the Notification of Late Filing on Form 12b-25 filed on May 13, 2024, and the Notification of Late Filing on Form 12b-25 filed on August 12, 2024 by Primis Financial Corp. (the “Company”), with the Securities and Exchange Commission ("SEC"), the Company determined that it required additional time to complete its Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”), its Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the “First Quarter Form 10-Q”), and its Quarterly Report on Form 10-Q for the period ended June 30, 2024 (the “Second Quarter Form 10-Q”) in connection with the restatement of certain financial statements due to the consultation process with the Office of the Chief Accountant of the Securities and Exchange Commission.

On August 21, 2024, the Company received a notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”), which indicated that, as a result of the Company’s delay in filing its Second Quarter Form 10-Q and its continued delay in filing its First Quarter Form 10-Q and its 2023 Form 10-K, the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires Nasdaq-listed companies to timely file all required periodic financial reports with the SEC.

Pursuant to the Notice, Nasdaq previously granted the Company’s plan to regain compliance (the “Plan”) and has granted the Company until September 30, 2024 to file its 2023 Form 10-K, First Quarter Form 10-Q and Second Quarter Form 10-Q. The Company intends to submit to Nasdaq an update to its Plan in accordance with the Notice no later than September 5, 2024. The Notice has no immediate effect on the listing of the Company’s securities on Nasdaq.

The Company continues to work diligently to complete its 2023 Form 10-K, First Quarter Form 10-Q, and Second Quarter Form 10-Q and plans to file such reports as promptly as practicable to regain compliance with the Rule.

Item 7.01	Regulation FD Disclosure.

On August 27, 2024, the Company issued a press release in accordance with Nasdaq Listing Rule 5810(b) announcing that the Company had received the Notice. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01 and Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing to this Current Report.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, about the Company that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “intend,” “may,” “plan,” “should,” “will,” or the negative of these words or other similar terms or expressions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Company’s ability to complete the filing of the 2023 Form 10-K, First Quarter Form 10-Q and Second Quarter Form 10-Q within a specific time period and to regain compliance with the Listing Rule, Nasdaq granting the Company any relief to regain compliance, and whether the Company can ultimately meet applicable Nasdaq requirements for any such relief. The forward-looking statements contained in this report are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements include, but are not limited to, risks related to the timely and correct completion of the financial statements and related filings; the risk that the completion and filing of the periodic reports will take significantly longer than expected and will not be completed in a timely manner; identification of any inaccuracies in our financial reporting that requires restatements of previously issued financial statements; the risk that any restatements may subject us to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of our financial statements; the risk that additional information may become known prior to the expected filing of the periodic reports with the SEC or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements or further delay the filing of our periodic reports with the SEC; the possibility that Nasdaq may seek to delist the Company’s securities; the possibility that the Company will not be able to become current in its filings with the SEC; the risk of investigations or actions by governmental authorities or regulators and the consequences thereof, including the imposition of penalties; the risk that the Company may become subject to shareowner lawsuits or claims; risks related to our ability to implement and maintain effective internal control over financial reporting and/or disclosure controls and procedures in the future, which may adversely affect the accuracy and timeliness of our financial reporting; the inherent limitations in internal control over financial reporting and disclosure controls and procedures; the scope of any restatement or deficiencies, if any, in internal control over financial reporting and/or disclosure controls and procedures may be broader than we currently anticipate; remediation of any potential deficiencies with respect to the Company’s internal control over financial reporting and/or disclosure controls and procedures may be complex and time-consuming; and the impact of these matters on the Company’s performance and outlook; and as more fully discussed in the Company’s periodic filings with the SEC, including the risk factors described under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2022, and other documents subsequently filed with the SEC. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated August 27, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMIS FINANCIAL CORP.

	By:	/s/ Matthew A. Switzer
August 27, 2024		Matthew Switzer
Chief Financial Officer